6-1162-JDR-396


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 6-1162-JDR-396 to
                  Purchase Agreement No. 1947 -
                  Escalation Matters


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Commitment.

         Boeing agrees to share [XXXXXXX] of the escalation up to a maximum of [X] percent per year in each of the years [XX] and [XX], as more fully described in paragraph 2 below, for any of Buyer's aircraft which are scheduled to deliver after December 31, 1996. For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment" (hereinafter referred to as "Exhibit D"), using actual escalation indices published for the applicable period.

2.       Escalation Credit Memo.

         2.1      Calculation - Eligible Aircraft Delivering in 1997.

                  At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

                  [XXXXXX] of the difference between the Aircraft escalation calculated for a December [XX] aircraft delivery position, and the escalation calculated for the month of delivery of the [XX] Eligible Aircraft;

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                  provided however,

                  The maximum amount of the [XX] Credit Memorandum shall not exceed [X] percent pursuant to the following calculation:

                           At the time of the delivery of the 1997 Eligible Aircraft, the Aircraft Basic Price will be escalated to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount." The [XX] Credit Memorandum for the [XX] Eligible Aircraft will not exceed an amount equal to:

                           the December 1996 Index Amount times [XX].

         2.2      Calculation - Eligible Aircraft Delivering in 1998.

                  At the time of delivery of each Eligible Aircraft delivering in [XX], Boeing will issue to Buyer a credit memorandum (the [XX] Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The [XX] Credit Memorandum shall be calculated as follows:

                  (i) [XXXXXX] of the difference between the Aircraft escalation calculated for a December [XX] aircraft delivery position, and the escalation calculated for the month of delivery of the [XX] Eligible Aircraft;

                  provided however,

                  The maximum amount of the [XX] Credit Memorandum shall not exceed [X] percent pursuant to the following calculation:

                           At the time of the delivery of the 1998 Eligible Aircraft, the Aircraft Basic Price will be escalated to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December [XX] Index Amount." The [XX] Credit Memorandum for the [XX] Eligible Aircraft will not exceed an amount equal to:

                           the December 1997 Index Amount times [XX];

                  and,

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Western Pacific Airlines, Inc.
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                  (ii) The amount calculated above in paragraph 2.1 for the 1997
                  Credit Memorandum calculated through December, 1997.

         2.3      Eligible Aircraft Delivering after 1998.

                  For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated from December 1998 to the month of delivery.

3.       Advance Payment Base Price.

         It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement include an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.

4.       Escalating Credits (STE).

         It is agreed that the credit memoranda specified in Letter Agreement No. 6-1162-JDR-394 which escalate in accordance with Exhibit D, will be calculated using the same factors used to develop the adjusted aircraft escalation pursuant to this Letter Agreement.

5.       Confidentiality.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 1947-1.

Very truly yours,

THE BOEING COMPANY


By

Its  Attorney-In-Fact


P.A. No. 1947
K/WPA



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Western Pacific Airlines, Inc.
6-1162-JDR-396   Page 4


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.



By
  --------------------------------
Its


P.A. No. 1947
K/WPA



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